UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 9, 2025

(Date of earliest event reported)

ROYALE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-055912	81-4596368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1530 Hilton Head Rd, Suite 205
El Cajon, CA 92021

(Address of principal executive offices) (Zip Code)

(619) 383-6600

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2025, Royale Energy, Inc. (the “Company”), as buyer, and Pradera Fuego, LP, as seller (the “Seller”), consummated assignment transactions whereby the Company acquired non-operated working interests in seven producing Barnett wells from the Seller within the Seller’s 17,000-net-acre Pradera Fuego project, operated by Ares Energy in Ector County, Texas (the “Properties”). The Company acquired the Properties for $1,500,000 with cash on hand.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 3, 2025, pursuant to the assignments described above, the Company acquired various non-operated working interests in producing oil and gas leases and related property for cash consideration of $1,500,000.

Item 7.01 Regulation FD Disclosure.

On September 9, 2025, the Company issued a press release announcing the consummation of the acquisition of the Properties. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item 9.01 and Regulation S-X will be filed by an amendment to this Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01 and Regulation S-X will be furnished by an amendment to this Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1*	Assignments, Bills of Sale and Conveyances dated September 3, 2025, by and between Royale Energy, Inc. and Pradera Fuego, LP.
99.1	Press Release dated September 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules, annexes or exhibits were omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC if requested.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: September 9, 2025	By:	/s/ Johnny Jordan
Johnny Jordan
Chief Executive Officer

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